ASIAN POINT INVESTMENT LIMITED
The Creque Building, 216 Main Street,
Road Town, Tortola, British Virgin Islands.

Date: Mar 31, 2005

YIN KEE WEAVING FACTORY LIMITED
Flat I J & K, 13/F., Superluck Industrial Centre,
(Phase 2) 57 Sha Tsui Road,
Tsuen Wan, N.T.,
Hong Kong.

Dear Sir/Mdm,

RE: APPOINTMENT OF COMPANY CONSULTANT

We have the pleasure to inform you that appointed as consultant of our company, Asian Point Investment Limited details as follows:-

(1) Your services will be included:	(i) Management Service
(ii) Merchandising Consultancy (as buyer)
(iii) Quality Checking & Approval

(2) Service Charges: $113,135 USD (HK$884,000.00)

(3) Appointed Period: from Apr 01, 2005 to March 31, 2006

(4) Payment Term: Partial Payment

The above charge will be mutually agreed by the two parties concerned.

Kindly indicate your acceptance of the above items by signing and return the duplicated of this letter.

Yours truly,

For and on behalf of Asian Point Investment Ltd.	Received & Confirmed by Yin Kee Weaving Factory Ltd.

Ms. Szeto Mei Ling	Mr. Fan Kwok Wing

Director	Director